Exhibit 10.2

Execution Version

STOCKHOLDERS AGREEMENT

THIS STOCKHOLDERS AGREEMENT, dated as of December 27, 2018, is made and entered into by and among GWG Holdings, Inc., a Delaware corporation (the “Company”), and each of the EXCHANGE TRUSTS set out on Schedule I (together with such additional Exchange Trusts that become a party hereto by joinder prior to the Second Closing, each a “Seller Trust” and collectively the “Seller Trusts”), and as agreed to and accepted by Murray T. Holland and Jeffrey S. Hinkle as trust advisors to the Seller Trusts (the “Trust Advisors”), and any other person or entity that becomes a party to this Agreement by executing and delivering a joinder to this Agreement in the form attached hereto as Exhibit A.

RECITALS

WHEREAS, the Company and the Seller Trusts have entered into that certain Master Exchange Agreement, as amended and restated with effect as of January 12, 2018 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Master Exchange Agreement”), by and among The Beneficient Company Group, L.P., a Delaware limited partnership (“Beneficient”), the Company, GWG Life, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, MHT FINANCIAL SPV, L.L.C. and each of the Seller Trusts, and as agreed and accepted by Murray T. Holland and Jeffrey S. Hinkle as trust advisors, pursuant to which each of the Seller Trusts have acquired shares of common stock, par value $0.001, of the Company;

WHEREAS, the Company and the Seller Trusts, in accordance with Section 9.2(d)(ii) of the Master Exchange Agreement, desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Definitions.

(a) As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of a Person is any Person that directly or indirectly controls, is controlled by, or is under common control with such specified Person, and “Affiliated” shall have a correlative meaning; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth herein, (A) neither the Company nor any of its subsidiaries shall be deemed to be an Affiliate of any of the Seller Trusts, and (B) none of the Seller Trusts shall be deemed to be an Affiliate of the Company, solely by virtue of (i) such party’s ownership of Common Stock or its being a party to this Agreement or (ii) any other action taken by such party’s or its respective Affiliates which is expressly required or contemplated under this Agreement, in each case in accordance with the terms and conditions of, and subject to the limitations and restrictions set forth in, this Agreement (and irrespective of the characteristics of the aforesaid relationships and actions under applicable Law or accounting principles). For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of such Person, whether through the ownership of voting securities, as trustee or executor, by contract or any other means.

“Agreement” means this Stockholders Agreement, as amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments hereto.

“Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Commission under the Exchange Act; provided that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth herein, none of the Seller Trusts shall be deemed to have Beneficial Ownership of securities owned by another party hereto solely by virtue of (A) such party’s status as a party to this Agreement, (B) the voting agreements and proxies contained herein or therein or (C) any other action taken by such party or any of its Affiliates which is expressly required or contemplated by the terms of this Agreement, in each case in accordance with the terms and conditions of, and subject to the limitations and restrictions set forth in, this Agreement (and irrespective of the characteristics of the aforesaid relationships and actions under applicable Law or accounting principles). For purposes of this Agreement, a Person shall be deemed to Beneficially Own any securities Beneficially Owned by its Affiliates or any Group of which such Person or any such Affiliate is or becomes a member or is otherwise acting in concert. “Beneficially Own,” “Beneficially Owned” and “Beneficially Owning” shall have a correlative meaning.

“Beneficient” has the meaning set forth in the Recitals.

“Board” means the Board of Directors of the Company.

“Capital Stock” means, with respect to any Person at any time, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.001 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

“Company” has the meaning set forth in the Preamble.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission from time to time thereunder.

“Governmental Entity” means any United States or foreign (i) federal, state, local, municipal or other government, (ii) governmental or quasi-governmental entity of any nature (including, without limitation, any governmental agency, branch, department, official or entity and any court or other tribunal), (iii) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, including, without limitation, any arbitral tribunal and self-regulatory organizations, or (iv) any national securities exchange or national quotation system.

“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, compliance agreement, settlement agreement, decision, determination or award, in each case, entered by or with any Governmental Entity or arbitrator.

“Group” shall have the meaning assigned to it in Section 13(d)(3) of the Exchange Act; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth herein, none of the Seller Trusts or any of their respective Affiliates shall be deemed to be a member of a Group with each other or each other’s Affiliates, in each case solely by virtue of the existence of this Agreement or any action taken by a party hereto or thereto or any such party’s Affiliates which is expressly required or contemplated by the terms hereof or thereof, in each case in accordance with the terms and conditions of, and subject to the limitations and restrictions set forth in, this Agreement (and irrespective of the characteristics of the aforesaid relationships and actions under applicable Law or accounting principles).

“Laws” means, collectively, any applicable federal, state, local or foreign law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Entity.

“Master Exchange Agreement” has the meaning set forth in the Recitals.

“Material Adverse Effect” means, with respect to a party (including, as appropriate, its Subsidiaries), any event, change, effect or development that, individually or in the aggregate, (i) has or would reasonably be expected to have a material and adverse effect on the condition (financial or otherwise), results of operations, business or prospects of such party and its Subsidiaries, taken as a whole, or (ii) materially impairs the ability of a party to perform its obligations under this Agreement or otherwise materially impede or delay the consummation of the transactions contemplated by this Agreement.

“Orderly Marketing Agreement” means the Orderly Marketing Agreement to be entered into by the Company, the Trust Advisors and one or more investment banks pursuant to the Master Exchange Agreement.

“Person” means any natural person, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, foundation, unincorporated organization or government or other agency or political subdivision thereof, or any other entity or Group comprised of two or more of the foregoing.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date hereof, by and among the Company and the Seller Trusts providing for the registration of the Common Stock under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Seller Trust Assets” has the meaning set forth in Section 6(m).

“Seller Trusts” has the meaning set forth in the Preamble.

“Subsidiary” means, with respect to a Person, any corporation or other organization (including a limited liability company or a partnership), whether incorporated or unincorporated, of which such Person directly or indirectly owns or controls a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization, or any organization of which such Person or any of its Subsidiaries is, directly or indirectly, a general partner or managing member.

“Termination Date” has the meaning set forth in Section 6(l).

“Total Voting Power” means, at any time, the total number of votes then entitled to be cast by holders of the outstanding Common Stock and any other securities entitled to vote generally in the election of directors to the Board and not solely upon the occurrence and during the continuation of certain specified events.

“Transfer” means, when used as a noun, any direct or indirect, voluntary or involuntary, sale, disposition, hypothecation, mortgage, encumbrance, gift, pledge, assignment, attachment or other transfer (including the creation of any derivative or synthetic interest, including a participation or other similar interest), whether by merger, testamentary disposition, operation of law or otherwise, and entry into a definitive agreement with respect to any of the foregoing and, when used as a verb, to directly or indirectly, voluntarily or involuntarily, sell, dispose, hypothecate, mortgage, encumber, gift, pledge, assign, attach or otherwise transfer (including by creating any derivative or synthetic interest, including a participation or other similar interest), whether by merger, testamentary disposition, operation of law or otherwise, or enter into a definitive agreement with respect to any of the foregoing. For purposes of this Agreement, the sale of the interest of a party to this Agreement in an Affiliate of such party which Beneficially Owns Voting Securities shall be deemed a Transfer by such party of such Voting Securities unless such party retains Beneficial Ownership of such Voting Securities following such transaction.

“Trust Advisors” has the meaning set forth in the Preamble.

“Trust Agreements” has the meaning set forth in Section 6(m).

“Units” means the securities of Beneficient designated by Beneficient as its common units.

“Voting Securities” means, at any time, shares of any class of Capital Stock or other securities of the Company, including the Common Stock, which are entitled to vote generally in the election of directors to the Board and not solely upon the occurrence and during the continuation of certain specified events.

(b) In addition to the above definitions, unless the context requires otherwise:

(i) any reference to any statute, regulation, rule or form as of any time shall mean such statute, regulation, rule or form as amended or modified and shall also include any successor statute, regulation, rule or form, as amended, from time to time;

(ii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, in each case notwithstanding the absence of any express statement to such effect, or the presence of such express statement in some contexts and not in others;

(iii) references to “Section”, “Exhibit” or “Schedule” are references to Sections of or Exhibits or Schedules to this Agreement unless otherwise indicated;

(iv) words such as “herein”, “hereof”, “hereinafter” and “hereby” when used in this Agreement refer to this Agreement as a whole;

(v) references to “dollars” or “$” in this Agreement are to United States dollars; and

(vi) references to “business day” mean any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized by Law or order to be closed.

Section 2. Voting Agreement.

For so long as the Seller Trusts own Voting Securities representing 10% of more of the Total Voting Power, each of the Seller Trusts agrees that:

(a) it will vote, or cause to be voted, all Voting Securities over which it has voting control with respect to all matters, including without limitation the election and removal of directors, voted on by the stockholders of the Company (whether at a regular or special meeting or pursuant to a written consent), solely in proportion with the votes cast by all other holders of Voting Securities on any matter put before them; and

(b) it will vote, or cause to be voted, or execute written consents with respect to all Voting Securities over which it has voting control, and shall take all other reasonably necessary or desirable actions within its control (including voting for calling a meeting of stockholders of the Company, attending all meetings in person or by proxy for purposes of obtaining a quorum and executing all written consents in lieu of meetings, as applicable), to effectuate the provisions of this Agreement.

Section 3. Proxies. Each of the Seller Trusts hereby irrevocably appoints, as its proxy and attorney-in-fact, Jon R. Sabes, in his capacity as the Chief Executive Officer of the Company, and any individual who shall hereafter succeed to such office of the Company, with full power of substitution, to vote or execute written consents with respect to all Voting Securities Beneficially Owned by such Seller Trust in accordance with the provisions of Section 2; provided that such proxy may only be exercised if such Person fails to comply with the terms of Section 2. This proxy is coupled with an interest and shall be irrevocable prior to the Termination Date, and each of the Seller Trusts will take such further action or execute such other instruments as may be reasonably necessary to effectuate the intent of this proxy and revoke any proxy previously granted by it with respect to any Voting Securities Beneficially Owned by such Person.

Section 4. Standstill; Transfer Restrictions.

(a) As to each of the Seller Trusts, until the earlier of (i) one year from the Closing Date (as defined in the Master Exchange Agreement) and (ii) the termination of the Orderly Marketing Agreement, without the prior written consent of the Board (which shall require the affirmative vote of a majority of the entire Board), each of the Seller Trusts shall not, directly or indirectly, and shall cause their respective assignees and transferees (other than pursuant to a registered public offering) and their respective Affiliates not to, directly or indirectly:

(i) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any securities or direct or indirect rights to acquire any Voting Securities of the Company or any of its Subsidiaries other than pursuant to the Master Exchange Agreement;

(ii) seek or propose to influence or control the management, Board, or policies of the Company, make or participate, directly or indirectly, in any “solicitation” of “proxies” (as such terms are used in the rules of the Commission) to vote any Voting Securities or any voting securities of any of the Company’s Subsidiaries, or seek to advise or influence any other person with respect to the voting of any Voting Securities or any voting securities of the Company’s Subsidiaries;

(iii) submit a proposal for or offer of (with or without conditions) any merger, recapitalization, reorganization, business combination, or other extraordinary transaction involving the Company, any of its Subsidiaries, or any of their respective Securities or assets or, except as required by law, make any public announcement with respect to the foregoing;

(iv) enter into any discussions, negotiations, arrangements, or understandings with any other Person with respect to any of the foregoing, or otherwise form, join, engage in discussions relating to the formation of, or participate in a Group in connection with any of the foregoing; or

(v) advise, assist, or encourage any other Person in connection with any of the foregoing.

(b) Each of the Seller Trusts agrees that it shall not Transfer any Voting Securities Beneficially Owned by such Seller Trust without the prior written consent of the Company other (i) than pursuant to the transactions contemplated by the Orderly Marketing Agreement or (ii) in a registered public offering to or through one or more underwriters or placement agents pursuant to the exercise of the Seller Trusts’ Parties’ contractual registration rights under the Registration Rights Agreement (provided, that the Seller Trusts shall, in the exercise of such rights, instruct the underwriters or placement agents to use their reasonable best efforts to (x) effect as wide a distribution of such Voting Securities as is reasonably practicable without adversely affecting the pricing thereof and (y) not sell any Voting Securities to any Person or Group who, after consummation of such Transfer, would have Beneficial Ownership of Voting Securities representing in the aggregate 5.0% or more of the Total Voting Power or, in the case of a Person of the type described in Rule 13d-1(b)(1)(i) under the Exchange Act, 10% or more of the Total Voting Power).

(c) Without limiting the foregoing, each of the Seller Trusts agree that it will not Transfer any Voting Securities except pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in compliance with any applicable state, federal or foreign securities Laws.

(d) Any attempted Transfer in violation of this Agreement shall be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the Transfer restrictions set forth in this Agreement, and the Company shall not, and shall instruct its transfer agent and other third parties not to, record or recognize any such purported transaction on the share register of the Company. No Transfer shall be effective unless and until the Company shall have been furnished with information reasonably satisfactory to it demonstrating that such Transfer is (x) in compliance with this Section 4 and (y) registered under, exempt from or not subject to the provisions of Section 5 of the Securities Act and any other applicable securities Laws.

(e) Prior to the Termination Date of this Agreement as set forth in Section 6(l), any certificates for shares of Common Stock held by the Seller Trusts shall bear a legend or legends (and appropriate comparable notations or other arrangements will be made with respect to any uncertificated shares) referencing restrictions on Transfer of such shares of Common Stock under the Securities Act and under this Agreement, which legend shall state in substance:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS SECURITY UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.”

“THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A STOCKHOLDERS AGREEMENT DATED AS OF DECEMBER 27, 2018, AMONG THE COMPANY AND CERTAIN OTHER PARTIES THERETO (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY).”

(f) Notwithstanding the foregoing Section 4(e), upon the request of a Seller Trust, if at any time the restrictions on transfer under the Securities Act and applicable state securities Laws are no longer applicable, upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that the first of the foregoing legends is no longer required under the Securities Act or applicable state Laws, the Company shall promptly cause the first of the foregoing legends to be removed from any certificate for shares of Common Stock to be Transferred; provided, that such Transfer is permitted under this Agreement. Following the Termination Date, the Company shall promptly cause the foregoing legend(s) to be removed from any certificate for shares of Common Stock then held by such party or parties to the extent legally permitted (and subject to delivery of any documents and/or opinions reasonably requested).

(f) Any additional Voting Securities of which any Seller Trust acquires Beneficial Ownership following the date hereof shall be subject to the restrictions and commitments contained in this Agreement as fully as if such Voting Securities were Beneficially Owned by such Person as of the date hereof.

Section 5. Representations and Warranties.

(a) Representations and Warranties of the Seller Trusts. Each of the Seller Trusts hereby severally and not jointly represent and warrant to the Company as follows:

(i) Each has been duly organized and is validly existing and in good standing under the Laws of the jurisdiction of its organization, and has the requisite power and authority under its organizational documents to perform it obligations under this Agreement.

(ii) Each has all requisite organizational power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly and validly authorized and approved by the requisite trust advisor or managing member, as the case may be, and no other proceeding is necessary to authorize such agreements or the performance by each thereunder. This Agreement has been duly and validly executed and delivered by each and constitutes a legal, valid and binding obligation of each, enforceable against each in accordance with its terms, subject (i) to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and (ii) as to enforceability, to general principles of equity.

(iii) The execution, delivery and performance of this Agreement by such entity and the performance of its obligations hereunder do not and will not (a) conflict with or violate any provision of, or result in the breach of its respective organizational documents, (b) conflict with or result in any violation of any provision of any Law, permit or Governmental Order applicable to such entity, or any of their respective properties or assets, (c) violate, conflict with, result in a breach of any material provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, or result in the acceleration or trigger of any payment, posting of collateral (or right to require the posting of collateral), time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, any material term, condition or provision of any of any material contract to which such entity is a party, or (d) result in the creation of any lien upon any of the properties, equity interests or assets of such entity, except (in the case of clauses (b), (c), or (d) above) for such violations, conflicts, breaches or defaults which would not, individually or in the aggregate, have a Material Adverse Effect on such entity.

(vi) Other than the shares of Common Stock that the Seller Trusts acquired or will acquire pursuant to the Master Exchange Agreement and the transactions contemplated thereby, as of the date hereof, the Seller Trusts do not Beneficially Own any shares of Common Stock or other Voting Securities. Other than the Master Exchange Agreement, the Orderly Marketing Agreement, and this Agreement, there are no voting trusts, stockholder agreements, proxies or other agreements in effect pursuant to which a Seller Trust has a contractual obligation with respect to the voting or Transfer of any Voting Securities or which are otherwise inconsistent with or conflict with any provision of this Agreement.

(b) Representations and Warranties of the Company. The Company hereby represents and warrants to the Seller Trusts as follows:

(i) The Company has been duly organized and is validly existing as a corporation in good standing under the Laws of the State of Delaware, and has the requisite power and authority under its organizational documents to perform it obligations under this Agreement.

(ii) The Company has all requisite organizational power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly and validly authorized and approved by the Board, and no other proceeding is necessary to authorize such agreements or the performance by each thereunder. This Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against each in accordance with its terms, subject (i) to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and (ii) as to enforceability, to general principles of equity.

(iii) The execution, delivery and performance of this Agreement by the Company and the performance of its obligations hereunder do not and will not (a) conflict with or violate any provision of, or result in the breach of its organizational documents, (b) conflict with or result in any violation of any provision of any Law, permit or Governmental Order applicable to such entity, or any of its properties or assets, (c) violate, conflict with, result in a breach of any material provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, or result in the acceleration or trigger of any payment, posting of collateral (or right to require the posting of collateral), time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, any material term, condition or provision of any of any material contract to which the Company is a party, or (d) result in the creation of any lien upon any of the properties, equity interests or assets of the Company, except (in the case of clauses (b), (c), or (d) above) for such violations, conflicts, breaches or defaults which would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

Section 6. Miscellaneous.

(a) No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b) All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when received by facsimile or email (provided that a copy is subsequently delivered by one of the other methods permitted in (i) through (iii) of this Section 6(b)), addressed as follows:

If to GWG, to:

220 S. Sixth Street

Suite 1200

Minneapolis, MN 55402

Attention: Jon R. Sabes

If to the Seller Trusts to:

Each of the Seller Trusts set forth on Schedule I hereto

c/o The Delaware Trust Company, as Trustee

251 Little Falls Drive

Wilmington, DE 19808

Attention: Trust Administration/Alan Halpern

or to each party at such other address or addresses as such party may from time to time designate in writing.

(c) Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (other than by operation of Law) without the prior written consent of (i) the Company, in the case of the Seller Trusts, or (ii) the Seller Trusts, in the case of the Company. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. This Agreement (including the documents and instruments referred to herein) is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

(d) Governing Law. This Agreement shall be governed and construed in accordance with the Laws of the State of Delaware, without regard to any applicable conflicts of law principles.

(e) Captions; Counterparts. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in counterparts (and delivered by facsimile or electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f) Entire Agreement. This Agreement, the Orderly Marketing Agreement, and the Master Exchange Agreement constitute the entire agreement among the parties relating to the transactions contemplated hereby and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the parties hereto or any of their respective Subsidiaries relating to the transactions contemplated hereby. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the transactions contemplated by this Agreement exist between the parties except as expressly set forth in this Agreement, the Orderly Marketing Agreement and the Master Exchange Agreement.

(g) Amendments and Waivers. This Agreement may not be amended, modified, waived or supplemented in any manner, whether by course of conduct or otherwise, except (i) in the case of an amendment or modification, such amendment or modification is in writing, is specifically identified as amendment hereto and is signed by the Company and the other parties hereto or (ii) in the case of a waiver, such waiver is in writing and signed by the party against which the waiver is to be effective.

(h) Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.

(i) Jurisdiction; WAIVER OF TRIAL BY JURY. In any action among the parties arising out of or relating to this Agreement or any of the transactions contemplated hereby, each of the parties (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware; (b) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (c) agrees that it will not bring any such Action in any court other than the Court of Chancery for the State of Delaware in and for New Castle County, Delaware, or, if (and only if) such court finds it lacks subject matter jurisdiction, the federal court of the United States of America sitting in Delaware, and appellate courts thereof. Service of process, summons, notice or document to any party’s address and in the manner set forth in Section 6(b) shall be effective service of process for any such Action. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(j) Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with its specific terms or otherwise breached. Accordingly, the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties hereby further waives (i) any defense in any action for specific performance that a remedy at Law would be adequate and (ii) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.

(k) Further Assurances. Each party to this Agreement shall cooperate and take such action as may be reasonably requested by another party to this Agreement in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

(l) Term and Termination. This Agreement will be effective as of the date hereof and shall terminate upon the termination of the Orderly Marketing Agreement (“Termination Date”); provided that (i) Section 2 and 3 shall terminate as provided in Section 2 and (ii) Section 4(a) shall terminate as provided in such subsection, and (iii) Section 4(b) shall terminate when the Seller Trusts own Voting Securities representing less than 5.0% of the Total Voting Power; provided further that the provisions of this Section 6 (except for subsections (j) and (k)) shall survive such termination.

(m) Seller Trusts and Trust Advisors. It is expressly understood and agreed that (a) this document is executed and delivered by Delaware Trust Company, not individually or personally, but solely as Trustee, pursuant to direction from the Trust Advisors and in the exercise of the powers and authority conferred and vested in Delaware Trust Company as Trustee pursuant to the Trust Agreements of the Seller Trusts (the “Trust Agreements”) and the Trustee is governed by and subject to the Trust Agreements and entitled to the protections, rights and benefits contained therein, (b) each of the representations, undertakings and agreements herein made on the part of the Seller Trusts and Trust Advisors is made and intended not as personal representations, undertakings and agreements by Delaware Trust Company but is made and intended for the purpose for binding only the Seller Trusts and respective trust estates (the “Seller Trust Assets”), (c) nothing herein contained shall be construed as creating any liability on Delaware Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (d) under no circumstances shall Delaware Trust Company be personally liable for the payment of any indebtedness or expenses of the Seller Trusts or Trust Advisors or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Seller Trusts or Trust Advisors under this Agreement or any other related documents, and (e) under no circumstances shall the Trust Advisors be personally liable for the payment of any indebtedness or expenses or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement, all such recourse being strictly to the Seller Trust Assets.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

GWG HOLDINGS, INC.

By:	/s/ Jon R. Sabes
	Name:	Jon R. Sabes
	Title:	Chief Executive Officer

THE LT-1 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-2 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-3 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-4 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-5 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-6 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-7 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-8 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-9 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-12 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-13 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-14 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-15 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-16 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-17 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-18 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-19 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-20 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-21 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-22 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-23 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-24 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-25 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

THE LT-26 EXCHANGE TRUST,
By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

ACCEPTED AND AGREED
THIS ____ DAY OF DECEMBER, 2018:

/s/ Murray T. Holland
MURRAY T. HOLLAND, as Trust Advisor

/s/ Jeffrey S. Hinkle
JEFFREY S. HINKLE, as Trust Advisor

SCHEDULE I

LIST OF SELLER EXCHANGE TRUSTS

THE LT-1 EXCHANGE TRUST

THE LT-2 EXCHANGE TRUST

THE LT-3 EXCHANGE TRUST

THE LT-4 EXCHANGE TRUST

THE LT-5 EXCHANGE TRUST

THE LT-6 EXCHANGE TRUST

THE LT-7 EXCHANGE TRUST

THE LT-8 EXCHANGE TRUST

THE LT-9 EXCHANGE TRUST

THE LT-12 EXCHANGE TRUST

THE LT-13 EXCHANGE TRUST

THE LT-14 EXCHANGE TRUST

THE LT-15 EXCHANGE TRUST

THE LT-16 EXCHANGE TRUST

THE LT-17 EXCHANGE TRUST

THE LT-18 EXCHANGE TRUST

THE LT-19 EXCHANGE TRUST

THE LT-20 EXCHANGE TRUST

THE LT-21 EXCHANGE TRUST

THE LT-22 EXCHANGE TRUST

THE LT-23 EXCHANGE TRUST

THE LT-24 EXCHANGE TRUST

THE LT-25 EXCHANGE TRUST

THE LT-26 EXCHANGE TRUST

S-1

EXHIBIT A

FORM OF JOINDER

The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Stockholders Agreement, dated as of December 27, 2018 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Stockholders Agreement”), by and among GWG Holdings, Inc. and each of the Exchange Trusts parties thereto, and any other person or entity that becomes a party to the Stockholders Agreement in accordance with the terms thereof. Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Stockholders Agreement.

By executing and delivering this Joinder Agreement to the Stockholders Agreement, the undersigned hereby agrees, effective commencing on the date hereof, to become a party to, and to be bound by and comply with the provisions of, the Stockholders Agreement applicable to it as a holder of Common Stock, in the same manner as if the undersigned were an original signatory to the Stockholders Agreement.

The undersigned acknowledges and agrees that Section 6(a) through Section 6(m) of the Stockholders Agreement are incorporated herein by reference, mutatis mutandis.

[Remainder of page intentionally left blank; signature appears on next page]

A-1

Accordingly, the undersigned have executed and delivered this Joinder Agreement as of the ____ day of _______________, ___.

Name: [HOLDER/TRANSFEREE]

By:
Name:
Title:

Notice Information

Address:
Telephone:
Facsimile:
Email:

AGREED AND ACCEPTED
as of the day of , .

GWG HOLDINGS, INC.

By:
Name:
Title:

[TRANSFEROR (if applicable)]

By:
Name:
Title:

Signature Page to Joinder Agreement

A-2